Exhibit 10.2

Confidential Property of OS Management, Inc.
Amanda L. Shaw

BLOOMIN’ BRANDS, INC.
Amendment to Officer Employment Agreement

THIS AMENDMENT TO OFFICER EMPLOYMENT AGREEMENT (“Amendment”) is made and entered into effective September 16, 2014, by and among AMANDA L. SHAW (the “Employee”), BLOOMIN’ BRANDS, INC., a Delaware corporation having its principal office at 2202 N. West Shore Boulevard, 5th Floor, Tampa, FL 33607 (the “Company”), and OS MANAGEMENT, INC., a Florida corporation having its principal office at 2202 N. West Shore Boulevard, 5th Floor, Tampa, FL 33607 (the “Employer”).

WHEREAS, the Employer employs the Employee and leases the Employee to the Company as its Senior Vice President, Technology and Chief Accounting Officer pursuant to that certain Officer Employment Agreement dated August 7, 2013 (the “Employment Agreement”); and

WHEREAS, the parties desire to enter into this Amendment in order to modify the Employment Agreement to reflect a change in the terms of employment set forth below, and to change Employee’s title from Senior Vice President, Technology and Chief Accounting Officer of the Company to Senior Vice President, Chief Accounting Officer and International Finance of the Company effective September 16, 2014.

NOW, THEREFORE, intending to be legally bound, for good consideration, receipt of which is acknowledged, the parties hereby agree as follows:

1.Recitals. The parties acknowledge and agree that the above recitals are true and correct and incorporated herein by reference.

2.Change of Employee’s Title. The parties acknowledge and agree that all references in the Employment Agreement to the Employee being employed by the Employer and leased to the Company as its Senior Vice President, Technology and Chief Accounting Officer of the Company are hereby amended to state that the Employee is employed by the Employer and leased to the Company as its Senior Vice President, Chief Accounting Officer and International Finance effective as of September 16, 2014. Further, any and all references to “Senior Vice President, Technology and Chief Accounting Officer” are hereby amended and replaced with “Senior Vice President, Chief Accounting Officer and International Finance”.

3.Change in Employee’s Compensation. The parties acknowledge and agree that section 4(a) of the Employment Agreement, which sets forth the Employee’s annual base salary as “Three Hundred Twenty-five Thousand Dollars ($325,000)”, is hereby amended to state the Employee’s base salary is “Three Hundred Fifty Thousand Dollars ($350,000)”.

4.Ratification. All other terms of the Employment Agreement as amended hereby are ratified and confirmed by each party.

[Signature Page Follows]

Amanda L. Shaw

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

“EMPLOYEE”

/s/ Kevin Elliott	/s/ AMANDA L. SHAW
Witness	AMANDA L. SHAW

Kevin Elliott
Printed name of witness

/s/ Kristina Coe-Bjorsell
Witness

Kristina Coe-Bjorsell
Printed name of witness

“COMPANY”

Attest:		BLOOMIN’ BRANDS, INC., a Delaware corporation

By:	/s/ KELLY B. LEFFERTS	By:	/s/ JOSEPH J. KADOW
	KELLY B. LEFFERTS,		JOSEPH J. KADOW,
	Assistant Secretary		Executive Vice President

“EMPLOYER”

Attest:		OS MANAGEMENT, INC., a Florida corporation

By:	/s/ KELLY B. LEFFERTS	By:	/s/ JOSEPH J. KADOW
	KELLY B. LEFFERTS,		JOSEPH J. KADOW,
	Assistant Secretary		Executive Vice President

[Signature Page to Amendment to Officer Employment Agreement – Amanda L. Shaw]